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                                                                    EXHIBIT 10.9


                             AMCORE FINANCIAL, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN















                                 EFFECTIVE AS OF
                                  MAY 20, 1998

























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                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----
                                    ARTICLE I
                                     GENERAL

Section 1.1       Effective Date.......................................1
Section 1.2       Intent...............................................1


                                   ARTICLE II
                              DEFINITIONS AND USAGE

Section 2.1       Definitions..........................................1
Section 2.2       Usage................................................4


                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

Section 3.1       Eligibility..........................................4
Section 3.2       Participation........................................4



                                   ARTICLE IV
                               RETIREMENT BENEFITS

Section 4.1       Normal Retirement Benefit............................4
Section 4.2       Early Retirement Benefit.............................5
Section 4.3       Termination of Employment............................5
Section 4.4       Disability...........................................6
Section 4.5       Death................................................6
Section 4.6       Change in Control....................................6
Section 4.7       Vesting and Forfeiture of Retirement Benefit.........7
Section 4.8       Valuation Method.....................................8
Section 4.9       Payment Procedure....................................8
Section 4.10      Designation of Beneficiary...........................8






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                                    ARTICLE V
                                 ADMINISTRATION

Section 5.1       General..............................................8
Section 5.2       Administrative Rules.................................8
Section 5.3       Duties...............................................8
Section 5.4       Fees.................................................9



                                   ARTICLE VI
                                CLAIMS PROCEDURE

Section 6.1       General..............................................9
Section 6.2       Denials..............................................9
Section 6.3       Notice...............................................9
Section 6.4       Appeals Procedure...................................10
Section 6.5       Review..............................................10



                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

Section 7.1       Amendment and Termination...........................10
Section 7.2       No Assignment.......................................10
Section 7.3       Successors and Assigns..............................10
Section 7.4       Governing Law.......................................11
Section 7.5       No Guarantee of Employment..........................11
Section 7.6       Severability........................................11
Section 7.7       Notification of Addresses...........................11
Section 7.8       Participating Employers.............................11
Section 7.9       Bonding.............................................11
Section 7.10      Taxes...............................................11

                                  ARTICLE VIII
                                     FUNDING

Section 8.1       Employer Liability..................................11
Section 8.2       Unfunded Plan.......................................12
Section 8.3       Trust...............................................12




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                             AMCORE FINANCIAL, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    PREAMBLE

WHEREAS, Amcore Financial, Inc. (the "Company") has established (and may establish in the future) one or more qualified retirement plans to provide retirement benefits to its employees under such plan or plans; and

WHEREAS, the Company recognizes the unique qualifications of certain key management or highly compensated employees and the valuable services they provide, and desires to provide such employees with a target level of retirement income payable from contributions by the Company by supplementing, through an unfunded, nonqualified plan, such retirement benefits; and

WHEREAS, the Company has determined that the implementation of such a plan will best serve its interest in attracting and retaining key employees;

NOW, THEREFORE, the Company hereby establishes the Amcore Financial, Inc. Supplemental Executive Retirement Plan as hereinafter provided:


                                    ARTICLE I
                                     GENERAL

                  SECTION 1.1 EFFECTIVE DATE. This Plan shall be effective as of May 20, 1998. An employee of any Employer who has been terminated prior to the Effective Date of this Plan shall have no rights pursuant to this Plan. The rights, if any, of such a terminated employee shall be determined pursuant to the plan or plans, if any, in effect on the date of such employee's termination.:

                  SECTION 1.2 INTENT. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as such group is described under Section 201(2), 301(a)(3), and 401(a)(1) of ERISA. Benefits provided under this Plan shall be funded solely from the general assets of the Employer and no participant or beneficiary hereunder shall have any interest or right to such assets.


                                   ARTICLE II
                              DEFINITIONS AND USAGE

                  SECTION 2.1 DEFINITIONS. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:



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"Account" means the account established on behalf of the Participant immediately before any distribution of Retirement Benefits hereunder, as described in
Section 4.7.

"Administrator" means the Company, acting through its Board, or such other person or persons as designated by the Board.

"Board" means the Board of Directors of the Company.

"Change in Control" means a change in the control of the Company, as defined in
Section 4.6.

"Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular Code section shall include any provision which modifies, replaces or supersedes it.

"Company" means Amcore Financial, Inc. and any successor entity.

"Disability" or "Disabled" means a physical or mental condition of a Participant resulting from a bodily injury, disease, or mental disorder that renders him incapable of continuing in the employment of the Employer for a period of 180 continuous days. Such Disability shall be determined by the Administrator based upon appropriate medical advice and examination, and taking into account the ability of the Participant to continue in his same, or similar, position with the Employer.

"Early Retirement Date" means any date on or after the date on which the Participant has attained age 62 and prior to the date on which the Participant attains age 65.

"Employer" means the Company and any other entity related to the Company in a manner described in Code Sections 414(b), (c), (m) or (o) that adopts the Plan with the Company's consent pursuant to Section 7.8.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular ERISA section shall include any provision which modifies, replaces, or supersedes it.

"Final Base Salary" means, with respect to any Participant, his regular annual base salary (excluding bonuses and other variable payments) paid or payable in the calendar month immediately preceding his or her retirement or termination of employment.

"Normal Retirement Date" means the date on which a Participant attains age sixty five (65).

"Office of the President" means those individuals who hold any one of the following positions with the Company: Chief Financial Officer, Chief Operating Officer, Chief Administrative Officer, Chief Executive Officer, or as otherwise determined by the Board.

"Offsets" means (i) fifty percent (50%) of a Participant's Social Security Benefit; (ii) vested amounts paid or payable to or in respect of a Participant attributable to the Employer's contributions



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to the Company's Financial Security Plan (or any successor plan thereto) and earnings associated with such contributions; and (iii) vested amounts paid or payable to or in respect of the Participant attributable to the Employer's contributions to the Amcore Financial, Inc. Top Hat Plan (or any successor plan thereto) and earnings associated with such contributions.

"Participant" means an eligible employee of an Employer who is participating in the Plan in accordance with Section 3.2.

"Plan" means The Amcore Financial, Inc. Supplemental Executive Retirement Plan, as set forth herein and as it may be amended from time to time.

"Plan Year" means the calendar year.

"Retirement Benefit" means the benefit payable under this Plan, as determined under Article IV.

"Social Security Benefit" means the annual benefit payable under the Social Security Act, relating to Old-Age and Disability benefits, as of the Participant's Normal Retirement Date, or upon actual retirement if later.

"Termination for Cause" means the termination of a Participant's employment due to, in the Administrator's discretion, (i) serious, willful failure to perform the duties of his employment, which continues after notice of deficiency from the Employer, (ii) conviction of a felony, (iii) willful failure to comply with applicable laws with respect to the execution of the Employer's business operations, or (iv) theft, fraud, embezzlement, dishonesty or other conduct which has resulted or is likely to result in material economic damage to the Company or any Employer; provided, however, that following a Change in Control "Termination for Cause" shall not include clauses (i) - (iii) above.

"Valuation Date" means December 31 of each calendar year.

"Years of Service" means the total number of years (measured in full and partial years, in increments of one-twelfth years) of active employment with the Employer during which services were rendered as an employee, commencing on the date the Participant was first employed by the Employer and ending on the date he ceases to perform services of the Employer (including employment before the effective date of the Plan specified in Section 1.1 hereof), provided, however, that in no event shall less than fifteen (15) years be credited to any Participant regardless of his actual period of service with the Employer. At the discretion of the Board, Participants may be granted additional Years of Service that relate to employment with another employer for purposes of determining Retirement Benefits under this Plan, upon such terms and conditions as the Board may require (which conditions may include, but not be limited to, completion of a period of future service with the Company and reducing the Participant's Retirement Benefit hereunder by the pension benefits provided by such other employer). At the discretion of the Board, Participants may also be granted additional Years of Service in the event of Disability, up to the number of Years of Service that are reasonably expected to have been earned absent the Participant's disability.



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                  SECTION 2.2 USAGE. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                                   ARTICLE III
                           ELIGIBILITY AND PARTICIPANT

                  SECTION 3.1 ELIGIBILITY. An employee of an Employer shall be eligible to participate in the Plan only to the extent, and for the period, that on or after the Effective Date of the Plan, said employee is a member of the Office of the President or otherwise is designated by the Board as a member of a select group of management or highly compensated employees (consistent with the terms of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA). The Board shall make all determinations of eligibility in its sole and absolute discretion.

                  SECTION 3.2 PARTICIPATION. An employee who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant on the first day of the month immediately following the date the employee becomes a member of the Officer of the President or is otherwise determined to be eligible to participate in the Plan.


                                   ARTICLE IV
                               RETIREMENT BENEFITS

                  SECTION 4.1 NORMAL RETIREMENT BENEFIT.

                  (a) Amount. The Retirement Benefit for a Participant who retires on or after his Normal Retirement Date shall be an annual Retirement Benefit in an amount equal to (1) multiplied by (2) and reduced by the Offsets as of the Valuation Date:

                        (1) three percent (3%) of such Participant's Final Base Salary;

                        (2)   Participant's Years of Service;

                  The Retirement Benefit paid at Normal Retirement Age shall not exceed seventy (70%) percent of a Participant's Final Base Salary and shall be no less than forty five (45%) percent of a Participant's Final Base Salary.


                  (b) Time and Form of Payment. A Participant who retires under this Plan on or after his Normal Retirement Date shall receive a Retirement Benefit, determined in accordance with Section 4.1(a), which shall commence to be paid not later than sixty (60) days after the Participant's retirement from the Employer becomes effective.

                  The Retirement Benefit shall be payable in the form of an installment payment for the remainder of the Participant's life, but in no event less than ten years, with payment



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continuing to the Participant's beneficiary designated in accordance with
Section 4.9 for the remaining period of such ten years certain in the event of the Participant's death after payments have commenced but prior to the expiration of such ten-year period.

                  SECTION 4.2   EARLY RETIREMENT BENEFIT.

                  (a) Amount. The Retirement Benefit for a Participant who retires on or after his Early Retirement Date (but before his Normal Retirement
Date) shall be equal to the Retirement Benefit determined under Section 4.1(a) hereof and payable within 60 days after termination for early retirement, using an assumed interest rate and other assumptions that are reasonable and appropriate in the Administrator's sole discretion in light of commercial practices.

                  (b) Time and Form of Payment. A Participant who retires under this Plan on or after his early Retirement Date (but before his Normal Retirement Date) shall receive a Retire-ment Benefit, determined in accordance with Section 4.2(a), which shall commence to be paid not later than sixty (60) days after the Participant's retirement from the Employer becomes effec-tive, subject to reduction in accordance with Section 4.2(a) for payment before the Participant's Normal Retirement Date.

                  The Retirement Benefit shall be payable in the form of an installment payment for the re-mainder of the Participant's life, but in no event less than ten years, with payment continuing to the Participant's beneficiary designated in accordance with Section 4.9 for the remaining period of such ten years certain in the event of the Participant's death after payments have commenced but prior to the expiration of such ten-year period.

                  SECTION 4.3   TERMINATION OF EMPLOYMENT.

                  (a) Amount. If a Participant incurs a termination of employment with the Employer for reasons other than Termination for Cause before the attainment of his Early Retirement Date or his Normal Retirement Date, he shall receive a Retirement Benefit equal to the actuarial present value of the Retirement Benefit determined under Section 4.1(a) hereof, using an assumed interest rate and other assumptions that are reasonable and appropriate in the Administrator's sole discretion, in light of commercial practices. No Retirement Benefit shall be payable hereunder if a Participant incurs a Termination for Cause.

                  (b) Time and Form of Payment. A participant who is entitled to a Retirement Benefit under Section 4.3(a) shall receive a Retirement Benefit, determined in accordance with Section 4.1(a), which shall be paid in a lump sum not later than sixty (60) days after termination of employment.



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                  SECTION 4.4   DISABILITY.

                  (a) Amount. If a Participant becomes Disabled while in the employment of the Employer, he or his beneficiary or beneficiaries shall receive a Retirement Benefit determined under Section 4.1(a), but any such payment shall be reduced by the actuarial present value of any disability benefit payable to or on behalf of such Participant pursuant to any disability benefit programs sponsored by the Employer.

                  (b) Time and Form of Payment. A participant who is entitled to a Retirement Benefit under Section 4.4(a) shall receive a Retirement Benefit, determined in accordance with Section 4.4(a), which shall be paid in a lump sum not later than sixty (60) days after termination of employment for Disability. The amount of such lump sum payment shall be the present value of the Retirement Benefit determined under Section 4.1(a) hereof, using an assumed interest rate and other assumptions that are reasonable and appropriate, in the Administrator's sole discretion, in light of commercial practices.

                  SECTION 4.5 DEATH. If a Participant dies while in the employment of the Employer but prior to his Early Retirement Date, his beneficiary or beneficiaries shall not be entitled to, and shall not receive, payment of any Retirement Benefit under any provision of this Plan. If a Participant dies after his employment has terminated or on or after his Early Retirement Date, the remaining Retirement Benefit otherwise payable with respect to the Participant shall be paid or continue to be paid to the beneficiary or beneficiaries designated in accordance with Section 4.9 for a period of ten years certain.

                  SECTION 4.6 CHANGE IN CONTROL.

                  (a) Amount. In the event that there is a Change in Control involving a Participant's Employer, each Participant employed by such Employer shall be entitled to receive his benefit, calculated under Section 4.1(a) as of his Normal Retirement Date.

                  (b) Time and Form of Payment. Any Retirement Benefit payable under this Section 4.6 shall be paid in the form of an immediate lump sum distribution within sixty (60) days of his termination of employment (other than a Termination for Cause) following the Change in Control. The amount of such lump sum payment shall be the present value of the Retirement Benefit determined under Section 4.6(a) hereof, using an assumed interest rate and other assumptions that are reasonable and appropriate, in the Administrator's sole discretion, in light of commercial practices.

                  (c) "Change in Control" Defined. For purposes of this subsection, a "Change in Control" shall mean a change in control of any Employer of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not such Employer is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred upon the occurrence of any of the following:



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                        (i)   any "Person" (as such term is used in Sections
                              13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities regardless of whether or not the Board of Directors (the "Board") shall have approved such Change in Control;

                        (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (A) above or (C) below) whose election by the Board of nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                        (iii) the shareholders of the Company approve (1) a
                              merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% of the combined voting power of the voting securities of the Company or such merger or consolidation, or (2) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                  SECTION 4.7   VESTING AND FORFEITURE OF RETIREMENT BENEFIT.

                  (a) Vested Benefits . Except as provided in subsection (b) below, a Participant who is in the active employ of an Employer shall be fully vested in his Account for each year of service and every year thereafter, but in any event not less than fifteen years.




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                  (b) Forfeiture. Notwithstanding subsection (a), upon the
occurrence of a Termination for Cause a Participant's Retirement Benefit hereunder shall be forfeited, and no such benefit shall be payable hereunder.

                  SECTION 4.8 VALUATION METHOD. The valuation method used by the Company shall be Financial Accounting Statement Number 87 or any other appropriate methodology that systematically recognizes the annual accrued liability of the Employer to the Participant.

                  SECTION 4.9 PAYMENT PROCEDURE. Immediately before any distribution hereunder, the Employer shall establish and maintain an Account for each Participant and beneficiary receiving Retirement Benefits under the Plan, and shall credit the amount of such distribution to such Account and then immediately distribute the amount so credited to the Participant, or as applicable, to his beneficiary. Neither the Participant nor his beneficiary(s) shall have any interest or right in any such Account at any time. All amounts credited to the Accounts established under the Plan shall be credited solely for the purpose of effecting distributions hereunder and shall remain assets of the Employer subject to the claims of such Employer's general creditors.

                  SECTION 4.10 DESIGNATION OF BENEFICIARY. A Participant may, by written instruction delivered to the Administrator during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive the Retirement Benefit which may be payable hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary, or if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

                        (i)   to the Participant's surviving spouse; or if none,
                        (ii)  to the Participant's children; or if none,
                        (iii) to the Participant's estate.


                                    ARTICLE V
                                 ADMINISTRATION

                  SECTION 5.1 GENERAL. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

                  SECTION 5.2 ADMINISTRATIVE RULES. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

                  SECTION 5.3 DUTIES. The Administrator shall have the following rights, powers and duties:



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                  (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employers and upon any person affected by such decision subject to the claims procedure hereinafter set forth.

                  (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to determine eligibility for Retirement Benefits and the appropriate amount of any Retirement Benefits, to decide any question which may arise regarding the rights of employees and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

                  (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to main Account records of all Participants.

                  (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Employers for inspection by the Participants at reasonable times determined by the Administrator.

                  (e) The Administrator shall periodically report to the Board with respect to the status of the Plan.

                  SECTION 5.4 FEES. No fee or compensation shall be paid to any person for services as the Administrator.


                                   ARTICLE VI
                                CLAIMS PROCEDURE

                  SECTION 6.1 GENERAL. Any claim for Retirement Benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") in the manner prescribed by the Administrator.

                  SECTION 6.2 DENIALS. If a claim for Retirement Benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

                  SECTION 6.3 NOTICE. Any claimant who is denied a claim for Retirement Benefits shall be furnished written notice setting forth:

                        (i)   the specific reason or reasons for the denial;
                        (ii) specific reference to the pertinent provision of the Plan upon which the denial is based;
                        (iii) a description of any additional material or
                              information necessary of the claimant to perfect the claim; and



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                        (iv)  an explanation of the claim review procedure under
                              the Plan.

                  SECTION 6.4 APPEALS PROCEDURE. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

                  (a) request a review by written application to the Administrator, or its designate, no later than 60 days after receipt by the claimant of written notification of denial of a claim;

                  (b)   review pertinent documents; and

                  (c)   submit issues and comments in writing.

                  SECTION 6.5 REVIEW. A decision on review of a denied claim shall be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred twenty (120) days after receipt of a request for a review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

                  SECTION 7.1 AMENDMENT AND TERMINATION. The Company reserves the right to amend or terminate the Plan in any manner that it deems advisable, by a resolution of the Company's Board. Notwithstanding the preceding, no amendment or termination of the Plan shall, without a Participant's consent, reduce the Retirement Benefit of any Participant determined as of the day immediately preceding the effective date of such amendment or termination.

                  SECTION 7.2 NO ASSIGNMENT. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder of any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

                  SECTION 7.3 SUCCESSORS AND ASSIGNS. The provisions of the Plan are binding upon and inure to the Retirement Benefit of each Employer, its successors and assigns, and the Participant, his beneficiaries, heirs and legal representatives.




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                  SECTION 7.4 GOVERNING LAW. The Plan shall be subject to and construed in accordance with the laws of the State of Illinois to the extent not preempted by the provisions of ERISA.

                  SECTION 7.5 NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of an Employer or any equity or other interest in the assets, business or affairs of an Employer. No Participant hereunder shall have a security interest in assets of an Employer used to make contributions or pay Retirement Benefits.

                  SECTION 7.6 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

                  SECTION 7.7 NOTIFICATION OF ADDRESSES. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

                  SECTION 7.8 PARTICIPATING EMPLOYERS. Any other entity that is affiliated with the Company in a manner described in Code Sections 414(b), (c),
(m) or (o) may become an Employer under the Plan by adopting the Plan, effective as of the date specified in such adoption, and by the Company's execution of a written consent evidencing the Company's consent to said adoption.

                  SECTION 7.9 BONDING. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

                  SECTION 7.10 TAXES. The Company shall have the right to withhold from any cash or other amounts due or to become due from the Company to a Participant (including by reducing the amount of any Retirement Benefit payable in the future) the amount of any federal, state and local taxes required to be withheld or otherwise deducted and paid by the Company with respect to the vesting or payment of any Retirement Benefit hereunder.


                                  ARTICLE VIII
                                     FUNDING

                  SECTION 8.1 EMPLOYER LIABILITY. The entire cost of this Plan shall be paid from the general assets of the Employer. No liability for the payment of Retirement Benefits under the Plan shall be imposed upon any officer, trustee, employee, or agent of an Employer.



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



                  SECTION 8.2 UNFUNDED PLAN. Notwithstanding the remaining sections in this Article, the Plan, at all times, shall be entirely unfunded and shall constitute merely the unsecured promise of the Employer to make the payments as provided for herein. No Participant nor any beneficiary nor any other person shall have, by reason of this Plan, any rights, title or interest of any kind in or to any property of the Employer, all of which shall be subject to the claims of general creditors of the Employer, nor any beneficial interest in any trust which may be established by the Employer in connection with this Plan nor any guarantee that assets of the Employer will be sufficient to pay Retirement Benefits under the Plan. If the Employer transfers any property to a trust in connection with this Plan such trust shall not be held for the exclusive benefit of Participants and any assets held in such trust shall be subject to the claims of the Employer's general creditors in the event of the Employer's insolvency.

                  SECTION 8.3 TRUST. A trust may be established by the execution of a Trust Agreement with one or more trustees, to be known as The Amcore Financial, Inc. Trust (the "Trust"). If a Trust is established, the following provisions shall be applicable:

                  (a) The Trust shall be maintained as a "grantor trust" under
Section 677 of the Code, with the assets of the Trust being held, invested and disposed of by the trustee, in accordance with the terms of the Trust, for the exclusive purpose of providing Retirement Benefits for Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, all assets held in the Trust shall at all times be subject to the claims of the Employer's general creditors in the event of insolvency or bankruptcy.

                  (b) The Employer, in its sole discretion, and from time to time, may make contributions (which may consist of either cash or assets in kind) to the Trust. All Retirement Benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Employer, shall be paid from the Trust.

                  (c) The powers, duties and responsibilities of the trustee shall be as set forth in the Trust Agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the trustee.

                  (d) The Employer shall have no beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Employer, directly or indirectly, except as otherwise provided in subsection (a) above or in the Trust Agreement.






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





                                    EXECUTION

         The undersigned, pursuant to the approval of the Board on May 20, 1998, does herewith execute this Amcore Financial, Inc. Supplemental Executive Retirement Plan.


                                             Amcore Financial, Inc.


                                             By:
                                                   -----------------------------

                                             Title:
                                                   -----------------------------




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